UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2006
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	000-30269 (Commission File Number)	91-1761992 (I.R.S. Employer Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS, INC. AND SUBSIDIARIES
Item 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.
On April 3, 2006, Pixelworks, Inc. (the “Company”) issued a press release announcing preliminary financial results for the three months ended March 31, 2006. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
The press release issued April 3, 2006 is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Press Release issued by Pixelworks, Inc. dated April 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By:	/s/ Michael D. Yonker
Date: April 4, 2006		Michael D. Yonker
Vice President, Chief Financial Officer, Treasurer and Secretary